AMENDED
                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 1, 1997
          ------------------------------------------------------------

                             SUMMIT BANCSHARES, INC
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
                                   ----------
                 (State of Other Jurisdiction of Incorporation)

       0-11108                                       94-2767067
      ---------                                     ------------
(Commission File Number)                 (I.R.S. Employer Identification No.)


  2969 Broadway, Oakland, California                     94611
  -----------------------------------                   -------
(Address of Principal Executive Offices)              (Zip Code)


                                 (510) 839-8800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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            ITEM 4. ENGAGEMENT OF NEW INDEPENDENT PUBLIC ACCOUNTANT

Pursuant to Item 304(a)(1) and Item 304(a)(3) the following information is provided regarding the engagement of Coopers & Lybrand LLP as the new principal accountant to audit the registrant's financial statements.

On April 24, 1997 the shareholders of Summit Bancshares, Inc ratified the engagement of Coopers & Lybrand LLP for the fiscal year 1997. The Board of Directors previously appointed the firm to be its Independent Public accountant subject to shareholder approval.

                                   Signature

Pursuant the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakland, State of California on May 1, 1997.

                                           Summit Bancshare, Inc


                                           /s/ C. M. Ziemann
                                           -------------------------------------
                                           C. M. Ziemann
                                           Vice President